Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 33 - Subsequent Events

A.	On January 16, 2019, the Company reported receipt of indicative offers for its B Communications shares in an amount that was insufficient for the Company to pay its liabilities, as a result the Company’s Board of Directors determined to withhold payments to the Company’s financial creditors until further notice. This withholding led to significant discussions with the Company’s debenture holders while attempts to resolve the current financial predicament.

In view of the circumstances, including the outcome of the sale process and the financial results of Bezeq as of December 31, 2018, the Company decided to classify the non-current portion of its debentures as current maturities in its financial statements, as in the Company’s position, the above circumstances are in fact a material deterioration as of December 31, 2018 and a presumption that such deterioration constitute grounds for the repayment of the debt.

B.	On January 20, 2019, after the balance sheet date, B Communications conducted a private placement of 7,385,600 of its ordinary shares, NIS 0.1 par value, to certain institutional, “qualified” and private investors in Israel. B Communications received gross proceeds from the offering of NIS 118, based on a price of NIS 16 per share. The Company did not participate in B Communications’ share issuance and as a result its share in B Communication decreased to 51.95% and its shareholders equity was increased by NIS32.

C.	On March 13, 2019, Bezeq’s Board of Directors approved a resolution of the Board of Directors of DBS to approve a plan for migration from satellite broadcasts to broadcasts over the internet, in a gradual, process that is expected to continue over several years.

D.	On March 14, 2019, DBS signed a collective arrangement with the Histadrut Federation of Labor and the employees’ representatives regarding retrenchment and synergy procedures, commencing on June 1, 2010 until December 31, 2021 (“the Arrangement”). During the term of the arrangement, DBS will be entitled to terminate the employment of up to 325 employees and employees who are not included in the retirement plan will receive a one-time grant. The estimated cost of the Arrangement is NIS 68, assuming full exercise of the rights of DBS to retrench and the fulfilment of conditions for providing additional financial benefits to the employees. In addition, according to the Arrangement, DBS may also retrench by not recruiting employees to replace employees whose employment has terminated.

E.	On March 27, 2019, Bezeq Board of Directors approved the filing of an application for a permit to publish a prospectus for completion, based on its financial statements as at December 31, 2018, together with a first draft of a prospectus that includes an option for an exchange tender offer for Bezeq traded debentures and the issuance of new debentures of the Bezeq.

F.	In March 2019, B Communications announced that the aggregate material decline in its assets and the equity attributable to its shareholders is expected to be in a cumulative range of NIS 700-800 (as a result of all the write downs to date).

B Communications’ Board of Directors decided at its meeting held on the evening of March 19, 2019, that as a result of the foregoing to enter into a dialogue with its debenture holders in order to examine financial possibilities for strengthening its shareholders’ equity or to obtain adjustments to the current Deeds of Trust governing its debentures.

B Communications’ Board further determined to withhold payments to its financial creditors until such agreements are finalized. This withholding led to significant discussions between B Communications and its debenture holders who are now being consulted on every future move of B Communications while attempts to resolve the current financial predicament.

In light of the above, B Communication’s auditors included a going concern emphasis of matter in their audit opinion on the financial statements of B Communication as of December 31, 2018.

In view of the above circumstances, B Communications decided to classify the non-current portion of its debentures as current maturities in its financial statements, taking into account the following reasons:

In B Communications’ position, if the events described above were known on December 31, 2018 it would result in the immediate repayment of B Communications’ debentures at that time, due to the following:

1.	In B Communications’ position, the “deep” violation of covenants and a significant deterioration that couldn’t be “cured” within a period of a few months.

2.	In B Communications’ position, the above circumstances are in fact a material deterioration and a presumption that such deterioration constitute grounds for the repayment of the debt. For example, in B Communications’ position, in the current market conditions and those that prevailed in December 2018, capital raising that would have enabled the “cure” of the covenants of B Communications, i.e. about NIS 400 million, would be an uncertain challenge and not necessarily applicable in a short period of time.

3.	In addition, if the above events were known in December 2018 and would have been reported to the public, in B Communications’ position, it is reasonable to assume that B Communications would have encountered a clear difficulty in raising cash to remedy the violations within a reasonable time.

In B Communications’ position, these significant accounting and economic events could not be cured within a reasonable time period or within the healing period, even if they were known on December 31, 2018.

G.	During January 2019, Midroog downgraded the rating of B Communications’ debentures (Series B and C) twice by two notches from A2.il to Baa2.il and retained the rating outlook of credit review with negative implications.

In March 2019, following the decision of B Communications’ Board of Directors to withhold payments to its financial creditors, Midroog downgraded the rating of its debentures (Series B and C) from Baa2.il to Caa2.il and changed the rating outlook to credit review with uncertain trajectory. The downgrades reflect Midroog’s assessment of a high certainty of default (as defined by Midroog standards).

According to the indenture of B Communications’ Series C debentures, as a result of the rating downgrade mentioned above, the annual coupon of the Series C debentures will increase by 1% to 4.6%. In addition, as a result of B Communications’ equity attributable to shareholders decrease to below the threshold of NIS 750 as mentioned in the indenture of the Series C debentures for two consecutive quarters starting December 31, 2018, the annual coupon of the Series C debentures will increase by additional 0.25% to 4.85%.

H.	On May 5, 2019, after the balance sheet date, the Sakia property sale was completed and Bezeq received NIS 377 million (including VAT), representing the entire balance of the consideration for the property. As a result, Bezeq is expected to record a capital gain in its financial statements for the second quarter of 2019. The capital gain that will be recorded under the assumption that Bezeq will be obliged to pay the full permit fees and improvement levy is NIS 250 million, compared with NIS 450 million in case all of Bezeq’s claims in its objections are accepted. Bezeq is still assessing the capital gain to be recorded in its financial statements.